SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January _25, 2012
PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 25, 2012, Kinergy Marketing LLC (“Kinergy”), a wholly owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and the Company, entered into Amendment No. 9 to Loan and Security Agreement (the “Amendment”) with Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western) (“Wells Fargo”).  The Amendment relates to a credit facility for Kinergy under a Loan and Security Agreement dated July 28, 2008 by and among Kinergy, the parties thereto from time to time as Lenders, and Wells Fargo, as amended by (i) Amendment and Forbearance Agreement dated February 13, 2009, (ii) Amendment No. 1 to Letter Re: Amendment and Forbearance Agreement dated February 26, 2009, (iii) Amendment No. 2 to Letter Re: Amendment and Forbearance Agreement dated March 27, 2009, (iv) Amendment and Waiver Agreement dated May 17, 2009, (v) Amendment No. 2 to Loan and Security Agreement, Consent and Waiver dated November 5, 2009, (vi) Amendment No. 3 to Loan and Security Agreement dated September 22, 2010, (vii) Amendment No. 4 to Loan and Security Agreement dated October 27, 2010, (viii) Amendment No. 5 to Loan and Security Agreement dated December 15, 2010, (ix) Amendment No. 6 to Loan and Security Agreement dated April 8, 2011, (x) Amendment No. 7 to Loan and Security Agreement dated May 12, 2011 and (xi) Amendment No. 8 to Loan and Security Agreement dated June 10, 2011.

Under the terms of the Amendment, the financial covenant related to the amount of EBITDA Kinergy is required to generate was amended, with such amendments effective as of December 31, 2011.  Commencing with the fiscal quarter ending June 30, 2011 through and including the fiscal quarter ending September 30, 2011, Kinergy is required to generate quarterly EBITDA of $350,000 and an EBITDA of $900,000 for the two quarterly periods during that period.  For the fiscal quarter ending December 31, 2011, Kinergy is required to generate quarterly EBITDA of $800,000 for the two consecutive quarterly periods then ended.  For the fiscal quarter ending March 31, 2012, Kinergy is required to generate quarterly EBITDA of $450,000.  For the fiscal quarter ending June 30, 2012 and each fiscal quarter thereafter, Kinergy is required to generate quarterly EBITDA of $450,000 and an EBITDA of $1,100,000 for each two consecutive quarterly periods.

In connection with the Amendment, Kinergy paid a $25,000 amendment fee to Wells Fargo.

The Amendment also contains other customary representations, warranties, covenants and terms and conditions.

The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 9 to Loan and Security Agreement, dated effective December 31, 2011, by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: January 30, 2012	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

EXHIBIT FILED WITH THIS REPORT

Number	Description

10.1	Amendment No. 9 to Loan and Security Agreement, dated effective December 31, 2011, by and among Kinergy Marketing LLC, Pacific Ethanol, Inc. and Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (Western)